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             Supplement to the CypressTree Senior Floating Rate Fund
                            March 31, 1998 Prospectus

Effective February 1, 1999, the Fund's investment advisor, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but 0.15% of the Other Expenses for the period 2/1/99 - 2/28/99, all but 0.30% of the Other Expenses for the period 3/1/99 - 3/31/99 and all but 0.45% of the Other Expenses for the period 4/1/99 - 4/30/99. These expenses will be phased in incrementally throughout each month. After that date, unless reimbursement of some expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.

0199-10051                                                      January 29, 1999

                         PROSPECTUS DATED MARCH 31, 1998